Exhibit 99-2



                           MULTIMEDIA, INC. AND SUBSIDIARIES
                           CONSOLIDATED STATEMENTS OF EARNINGS

                   THREE MONTHS AND SIX MONTHS ENDED JUNE 30, 1995 AND 1994
                                                             Three Months            Six Months

(Unaudited)  (In thousands except per-share data)          1995       1994         1995     1994


Operating revenues:

   Newspapers                                           $ 41,304      37,447       78,355   71,101

   Broadcasting                                           41,762      37,535       75,212   66,855

   Cable                                                  43,550      41,979       85,450   83,202

   Entertainment                                          36,903      36,188       74,377   72,855

   Security                                                6,808       6,082       13,380   11,637

     Total operating revenues                            170,327     159,231      326,774  305,650

Operating costs and expenses:

   Production                                             64,321      55,700      125,996  108,879

   Selling, general and administrative                    39,877      39,036       79,768   76,679

   Depreciation                                            9,899      10,811       20,449   21,631

   Amortization                                            3,660       3,833        7,237    7,692

     Total operating costs and expenses                  117,757     109,380      233,450  214,881

     Operating profit                                     52,570      49,851       93,324   90,769

Interest expense                                          14,399      14,902       28,862   29,775

Other income (expense), net                                  (62)     (1,100)        (105)   2,177

     Earnings before income taxes and minority

       interest                                           38,109      33,849       64,357   63,171

Income taxes                                              15,816      14,047       26,709   26,216

Minority interest in subsidiaries' income, net             1,128         359        1,637      178

     Net earnings                                       $ 21,165      19,443       36,011   36,777



Per share of common stock:

   Net earnings                                         $    .54         .51          .93      .96

   Cash dividends                                              -           -            -        -

Weighted average shares                                   38,886      38,191       38,708   38,280


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

                           MULTIMEDIA, INC. AND SUBSIDIARIES


                               CONSOLIDATED BALANCE SHEETS

                           JUNE 30, 1995 AND DECEMBER 31, 1994


                                                 June 30,     December 31,

(Unaudited)  (In thousands)                        1995          1994


ASSETS

Current assets:

   Cash and cash equivalents                   $  13,299         6,202

   Net trade accounts receivable                  94,789        93,426

   Inventories                                     7,782         4,643

   Deferred income tax benefits                    9,941         9,581

   Program rights                                  2,762         7,570

   Deferred program costs                          7,088        10,923

   Prepaid expenses and other                      7,388         6,795

     Total current assets                        143,049       139,140

Property , plant and equipment, at cost          607,764       558,749

   Less accumulated depreciation                 301,246       283,522

     Net property , plant and equipment          306,518       275,227

Intangible assets, net                           249,026       242,078

Other assets                                      30,533        27,533

                                               $ 729,126       683,978

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:

   Current installments of long-term debt      $  30,254        30,254

   Accounts payable                               19,173        24,512

   Accrued interest                                2,669         2,671

   Accrued payroll                                 6,354         8,386

   Accrued expenses                               40,804        38,148

   Income taxes payable                           18,137        10,202

   Program rights payable                          3,108         7,793

   Unearned income                                21,365        20,556

     Total current liabilities                   141,864       142,522

Long-term debt                                   548,001       542,303

Deferred income taxes                             53,574        54,090

Other liabilities                                  3,247         3,294

Minority interest                                 20,321        18,684

Stockholders' equity (deficit):

   Common stock                                    3,786         3,762

   Additional paid-in capital                    191,223       188,224

   Retained earnings (deficit)                  (232,890)     (268,901)

     Total stockholders' equity (deficit)        (37,881)      (76,915)

                                               $ 729,126       683,978

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

                        MULTIMEDIA, INC. AND SUBSIDIARIES


                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                     SIX MONTHS ENDED JUNE 30, 1995 AND 1994



(Unaudited)  (In thousands)                                    1995         1994
Net cash provided by operating activities                    $ 72,294       73,766
Additions to property, plant and equipment                    (47,990)     (33,116)
Acquisitions of properties                                    (21,180)      (8,824)
Other                                                           1,307        4,726
   Net cash used for investing activities                     (67,863)     (37,214)
Addition (reduction) in revolving credit, net                  46,754      (23,999)
Long-term debt retired                                        (41,056)     (12,111)
Other                                                          (3,032)      (4,239)
   Net cash provided by (used for) financing activities         2,666      (40,349)
Increase (decrease) in cash and cash equivalents                7,097       (3,797)
Cash and cash equivalents, beginning of year                    6,202       11,034
Cash and cash equivalents, end of period                     $ 13,299        7,237

NOTE: NET CASH PROVIDED BY OPERATING ACTIVITIES IS FURTHER
  ANALYZED AS FOLLOWS:

Operating profit plus depreciation and amortization
   and amortization of stock options:
   Newspapers                                                $ 26,792       23,532
   Broadcasting                                                36,540       26,731
   Cable                                                       43,374       42,739
   Entertainment                                               15,509       30,570
   Security                                                     4,696        4,354
   Corporate                                                   (5,753)      (6,055)
                                                              121,158      121,871
Interest expense less amortization of debt
   issue costs                                                (28,318)     (29,216)
Change in current assets and liabilities                        2,407       (2,260)
Other                                                         (22,953)     (16,629)
Net cash provided by operating activities                    $ 72,294       73,766


     THREE MONTHS HIGHLIGHTS



(Unaudited)(In thousands)           1995        1994



REVENUES:

   Newspapers                   $  41,304      37,447

   Broadcasting                    41,762      37,535

   Cable                           43,550      41,979

   Entertainment                   36,903      36,188

   Security                         6,808       6,082

                                $ 170,327     159,231

OPERATING PROFITS:

   Newspapers                   $  13,177      11,524

   Broadcasting                    18,971      13,689

   Cable                           14,363      12,631

   Entertainment                    8,150      15,497

   Security                         1,046         800

   Corporate                       (3,137)     (4,290)

                                $  52,570      49,851
